UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2024

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street

Mount Horeb, Wisconsin 53572

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (608) 424-1544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Duluth Holdings Inc. 2024 Equity Incentive Plan

At the 2024 annual meeting of shareholders of Duluth Holdings Inc. (the “Company”) held on May 23, 2024 (the “Annual Meeting”), the Company’s shareholders approved the 2024 Equity Incentive Plan of Duluth Holdings Inc. (the “2024 Plan”). The 2024 Plan provides for the following types of awards to our employees, non-employee members of the Company’s Board of Directors (the “Board”) and third-party service providers:

(i)	stock options,

(ii)	shares,

(iii)	restricted stock,

(iv)	restricted stock units, or

(v)	performance shares.

The aggregate number of shares of common stock authorized under the 2024 Plan consists of 3,387,486 newly authorized shares, 611,298 shares remaining available for grant under the 2015 Equity Incentive Plan of Duluth Holdings Inc. (the “2015 Plan”), and shares subject to outstanding awards granted under the 2015 Plan that on or after the effective date of the 2024 Plan terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the shares, are settled in cash in lieu of shares, or are exchanged with the permission of the Compensation Committee of the Company’s Board of Directors prior to the issuance of shares, for awards not involving shares. As of the date of the 2024 Plan’s approval, the number of shares subject to outstanding awards granted under the 2015 Plan was 1,735,510.

The foregoing description of the 2024 Plan is qualified in its entirety by reference to the 2024 Plan attached as Appendix A to the Proxy Statement on Schedule 14A filed on April 5, 2024, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, our shareholders voted on proposals to: (1) elect the nine individuals nominated by the Board of Directors of the Company to serve as directors until the 2025 Annual Meeting; (2) approve, by an advisory vote, the compensation of our named executive officers as described in our proxy statement; (3) ratify the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending February 2, 2025; and (4) approve the 2024 Plan.

The final voting results on these proposals are as follows:

(1)  Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Class of Common Stock	Number of Votes FOR	Withhold Authority	Broker Non- Votes
Stephen L. Schlecht	Class A	33,642,000	0	0
	Class B	19,698,724	3,076,977	4,285,874

Samuel M. Sato	Class A	33,642,000	0	0
	Class B	22,676,049	99,652	4,285,874

Francesca M. Edwardson	Class A	33,642,000	0	0
	Class B	20,859,885	1,915,816	4,285,874

David C. Finch	Class A	33,642,000	0	0
	Class B	19,592,388	3,183,313	4,285,874

Janet H. Kennedy	Class A	33,642,000	0	0
	Class B	22,686,828	88,873	4,285,874

Brett L. Paschke	Class A	33,642,000	0	0
	Class B	20,926,082	1,849,619	4,285,874

Susan J. Riley	Class A	33,642,000	0	0
	Class B	22,686,301	89,400	4,285,874

Ronald Robinson	Class A	33,642,000	0	0
	Class B	22,524,096	251,605	4,285,874

Scott K. Williams	Class A	33,642,000	0	0
	Class B	20,930,433	1,845,268	4,285,874

(2)  Advisory vote on the compensation of our named executive officers:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non- Votes
Class A	33,642,000	0	0	0

Class B	18,561,899	4,166,364	47,438	4,285,874

(3)  Ratification of the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending February 2, 2025:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non- Votes
Class A	33,642,000	0	0	0

Class B	26,928,786	128,696	4,093	0

(4)  Approval of the Duluth Holdings Inc. 2024 Equity Incentive Plan:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non- Votes
Class A	33,642,000	0	0	0

Class B	20,053,600	2,650,961	71,140	4,285,874

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Duluth Holdings Inc. 2024 Equity Incentive Plan, incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed on April 5, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: May 23, 2024	By:	/s/ Heena Agrawal
Heena Agrawal Senior Vice President and Chief Financial Officer